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HOUSEHOLD

"LENDING TO THE MIDDLE MARKET FOR 125 YEARS"

Dave Schoenholz
President and Chief Operating Officer

January 21-22, 2003

HOUSEHOLD

- Established in 1878
- Recognized leader in U.S. consumer lending
  - Leading market share in all businesses
  - Leading brand names in consumer finance
  - Profitable and growing credit card businesses – private label and bank card
- Extensive customer base and distribution network
  - 53+ million customers
  - Nationwide branch network, direct mail and e-commerce
  - Significant distribution through alliances and business partnerships

HOUSEHOLD

- Consistent financial performance
  - Disciplined and sustainable asset growth
  - Strong margins and returns on a total and risk-adjusted basis
- Leads "Best Practices" in consumer finance

A DIVERSIFIED CONSUMER LENDER

Multiple Products


First Mortgage Correspondent 12%
First Mortgage Branch 24%
Auto Finance 7%
MasterCard/Visa 18%
Second Mortgage 7%
Personal Non-Credit Card Products (Unsecured) 18%
Private Label 14%

$107 Billion in Managed Receivables in U.S., Canada and U.K. at 12/31/2002

HOUSEHOLD'S CUSTOMER BASE

Household's 53 million customers have the following characteristics:

- Average age between 40–50
- Average household income between \$45,000 and \$60,000
- Average home value* between \$120,000–\$175,000
- Average auto value** between \$12,000–\$15,000



Subprime
20%
Prime
63%
Near Prime
17%

Note: Based on outstanding managed receivables as of June 30, 2002.
** U.S. real estate secured loan customers*
*** Auto finance customers*

HOUSEHOLD'S CORE CUSTOMER IS THE MIDDLE INCOME MARKET

Customers can be classifed as:

Prime (green) | *Near Prime* (yellow) | *Subprime* (purple)

PROBABILITY OF DEFAULT

EXPECTED LOSS GIVEN DEFAULT	Low	Medium	High
Low		Real Estate Secured – 1st Lien	
Medium		Real Estate Secured – 2nd Lien	Auto
High	Credit Card — GM Credit Card — UP Private Label	PHL; Credit Card – Household Bank	Subprime credit card Branch unsecured

Probability of Default: Determined by the credit score. General bands are as follows:
Low: >660
Medium: 580-660
High: <580

Expected loss given default: What percent of the loan is at risk given default
Low: <25%
Medium: 25% to 75%
High: >75%

HOUSEHOLD'S DISTRIBUTION CHANNELS

1,714 Branch offices in 45 states in the United States; United Kingdom, Ireland and Canada

Over **10,500** franchised auto dealerships throughout the United States

Over **250** correspondent relationships with mortgage bankers; broker relationships through Decision One Mortgage


Branch Offices
Retail Merchants
Tax Preparation Services
Internet
Alliance Relationships
Telesales Direct Mail
Corres-pondents
Auto Dealerships
Varied Distribution Channels

Over **140** retail merchants at **70,000** retail locations throughout the United States, United Kingdom and Canada

3,500 tax preparer relationships with approximately **12,000** outlets in the United States

49 Internet web sites, including Household affiliate and merchant sites

HOUSEHOLD'S CONSUMER LENDING FRANCHISE*

Nationwide Coverage, Well-Diversified



West (U.S. Population 8%)	
Mortgage Services	8%
Consumer Lending	11%
Bank Card	7%
Private Label CC	6%
Auto	4%

Midwest (U.S. Population 23%)	
Mortgage Services	23%
Consumer Finance	23%
Bank Card	28%
Private Label CC	27%
Auto	17%

Northeast (U.S. Population 11%)	
Mortgage Services	6%
Consumer Lending	11%
Bank Card	14%
Private Label CC	9%
Auto	4%

Mid Atlantic (U.S. Population 13%)	
Mortgage Services	10%
Consumer Lending	15%
Bank Card	14%
Private Label CC	12%
Auto	15%

California (U.S. Population 12%)	
Mortgage Services	18%
Consumer Lending	15%
Bank Card	12%
Private Label CC	13%
Auto	12%

Southwest (U.S. Population 14%)	
Mortgage Services	8%
Consumer Lending	8%
Bank Card	11%
Private Label CC	14%
Auto	18%

Southeast (U.S. Population 19%)	
Mortgage Services	27%
Consumer Lending	18%
Bank Card	14%
Private Label CC	19%
Auto	30%

* *Represents % distribution of managed receivables as of December 31, 2002*

CHARACTERISTICS OF HOUSEHOLD'S BUSINESS MODEL

- Centralized approach to business
- Sales skills and culture
- Partnering skills and culture
- Low cost producer
- "Best in Class" technology
- Strong marketing and credit management analytics

HOUSEHOLD

FINANCIAL PERFORMANCE

PROFITABILITY

($ Millions)

CAGR of 18.6%


908.9
1,114.3
1,428.3
1,630.6
1,847.6
1,557.8
2,130.0**
'97
'98*
'99
'00
'01
'02

* *Excludes merger related items*

** *Excludes non-recurring charges*

2002 NON-RECURRING CHARGES

Thrift Disposition

- Reduced assets by $3.6 billion and deposits by $4.3 billion
- $240 million after-tax charge in 4th quarter
- No longer strategic focus of company
- Help hit capital targets

Attorneys General Settlement

- $333 million after-tax charge in 3rd quarter
- Completed in December, 2002

HOUSEHOLD

DISCIPLINED, SUSTAINABLE GROWTH MANAGED RECEIVABLES

($ Billions)


CAGR of 11.2%
63.2
63.9
71.7
87.6
100.8
107.5
'97
'98
'99
'00
'01
'02*

* *Net of whole loan sales of $6.3 billion in 2002*

SUSTAINABLE, SUPERIOR RETURNS
RETURN ON MANAGED ASSETS

(%)


1.34
1.54
1.92
1.85
1.83
1.31
1.80**
'97
'98*
'99
'00
'01
'02

* *Excludes merger-related items*
** *Excludes non-recurring charges*

RETURN ON AVERAGE COMMON EQUITY

(%)



17.0
17.9
23.2
23.2
24.1
17.3
23.6**
'97
'98*
'99
'00
'01
'02

* Excludes merger-related items

** Excludes non-recurring charges

CREDIT QUALITY

Managed Basis



%
6
5.5
5
4.5
4
3.5
3
2+ Delinquency
4.64
4.90
4.66
4.20
4.46
4.63
4.53
4.82
5.24
Without Loan Sales*
5.06
4.75
3.84
4.29
4.13
3.64
3.73
4.09
4.26
4.39
4.39
Charge-offs
'97
'98
'99
'00
'01
1Q'02
2Q'02
3Q'02
4Q'02

* *Excluding loan sales of $1.6 billion in 3Q'02 and $3.8 billion in 4Q'02.*

MANAGED RESERVES

A Strong Balance Sheet



$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$2.1
$2.5
$2.5
$2.7
$3.2
$3.8
$5.1
3.56
3.99
3.99
3.72
3.65
3.78
4.74
1.24
1.16
1.10
1.00
1.07
1.05
1.13
'96
'97
'98
'99
'00
'01
'02
Reserve Levels ($ Billions)
% of Managed Receivables
% of Nonperforming Receivables Coverage

CAPITAL RATIOS

(%)



TETMA + Owned Reserves
Tangible Equity-to-Tangible Managed Assets
Tangible Common-to-Tangible Managed Assets
9.14
9.36
8.93
9.35
10.03
11.87
6.77
6.91
6.76
7.13
7.57
9.08
6.14
6.15
6.00
6.24
6.24
6.83
12
11
10
9
8
7
6
5
4
3
'97
'98
'99
'00
'01
'02

ATTORNEYS GENERAL SETTLEMENT

- Settlement primarily addressed loan disclosure issues on branch originated real estate loans
- $333 million after-tax charge taken in 3rd quarter for AG settlement, other civil litigation and related expenses
- Announced completion on December 19, 2002
- All 50 states and District of Columbia signed
- Settlement:
  - Disclosure
  - Compliance/control
  - Economic issues
- Business model unaffected
- Estimated impact on '03 results - $50 million (after-tax)

HOUSEHOLD

WHAT IS "PREDATORY LENDING?"

- No clear consensus on the definition of predatory lending
  - "I don't know how we can hope to address the problem before we have decided what it is..."

    Former U.S. Senator, Phil Graham
  - "The predatory lending story is one of anecdotes; it is very hard to get data."

    Federal Reserve Board Governor Edward Gramlich
- Responsible lenders agree that predatory activities include:
  - Making unaffordable loans based solely on the home value rather than the borrower's ability to repay("equity stripping")
  - Inducing the borrower to refinance a loan repeatedly in order to charge high points and fees ("loan flipping")
  - Engaging in fraud or deception to conceal the true nature of the loan obligation
- Other areas of discussion – points/fees, prepayment penalties, insurance sales, non-standard loan features

HOUSEHOLD

POLITICAL ENVIRONMENT

- Despite no formal definition of predatory lending, over 20 state jurisdictions have instituted high cost mortgage/predatory lending legislation
  - A comparable number of cities and counties have enacted similar local ordinances
  - May result in restricted consumer credit options
  - Raises cost to comply with various state, county and city mortgage lending laws and regulations
- United States Congress has yet to implement a federal, preemptive solution, although such a bill was recently introduced